Exhibit 99.1
Investor Relations Presentation July 2007

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Directed Electronics, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by Directed with the Securities and Exchange Commission, including the Form 10-K. Forward Looking Statements 1

Equity Snapshot - NASDAQ: DEIX Share Price (as of 06/25/07) $8.85 Shares Outstanding 25.2M Market Capitalization $223.0M Net Sales (TTM) (as of 03/31/07) $441.4M Net Debt (as of 03/31/07) $310.4M Forward P/E (Based on 2007 Consensus EPS) 8.9x EV/Pro Forma EBITDA (TTM) 7.7 Research Coverage CIBC World Markets Craig Hallum Goldman Sachs JP Morgan Needham & Co. RBC Capital Markets Wachovia Securities 2

Who is DEIX? 3 #1 market share in: Premium home theater loudspeakers Consumer branded vehicle security and remote start systems Aftermarket satellite radio receivers Large market opportunity Strong performance of both security & entertainment, and satellite radio businesses Continuous growth of core business Loyal and diverse customer base Compelling customer value proposition Industry recognized product innovation

Business and Market Positioning 4 #1 position in the U.S. consumer branded vehicle security and remote start systems Satellite Radio #1 market share in the U.S. premium home theater loudspeakers #1 position in the U.S. aftermarket satellite radio receivers Security and Entertainment

Large Market Opportunity Note: Market size estimates based on 2006 data from the Consumer Electronics Association. DEIX's Current Markets ~$5 Billion 5 Aftermarket Autosound Equipment Satellite Radio Receivers Aftermarket Vehicle Security Mobile Video Devices Audio Separate Components East 2.1 0.432 0.25 0.679 1.318

Business Segment Performance 6

History Overview 7 1982 1986 1996 2001 2002 2004 2005 2006 Security & Entertainment 5 67 106 124 190 305 438 1996 - 2006 23% CAGR Polk Audio, Canada Definitive Technology Completed IPO in Dec. Established SIRIUS Relationships Introduced Satellite Radio Products Company founded Strategic Acquisitions Net Sales ($ in millions)

Gross Sales ($ in millions) Strong and Continuous Growth of Core Business 8 2000 2001 2002 2003 2004 2005 2006 Security & Entertainment 101 111 128 137 160 191 229 Satellite Radio 29 121 220 2003 - 2006 ~50% CAGR in core business due primarily to strategic acquisitions 2000 - 2003 ~ 11% CAGR

Loyal and Diverse Customer Base

3,400+ loyal customers, representing over 19,000 storefronts

Best Buy: ~870 stores

Circuit City: ~600 stores

Advance Auto Parts: ~2,800 stores

AutoZone: ~3,600 stores

Staples: ~1,800 stores

amazon.com: ~61 M active customer accounts

Magnolia: ~300 stores

Wal*Mart: ~3,300 stores

AutoNation: ~350 franchises

Costco Wholesale: ~500 warehouses

Sam's Club: ~570 stores

Target: ~1,300 stores

Plus ~3,000+ Specialty Retailers "Mom-N-Pop" customers and international distribution

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Compelling Customer Value Proposition 10 Many products require professional installation Attractive retailer gross margins Installer-friendly design philosophy Commitment to retailer training Efficient inventory execution "Do you know why I like doing business with Directed? Because you always have it in stock, you're easy to do business with, and there are no warranty issues..." - Les Ore Owner, Discount Auto Sound

Proven Track Record New and Enhanced Products Committed to Product Development Anti-Theft, Motion Sensors 1983 RF Remote Control 1987 Remote Start 1990 Hybrid 1995 Mobile Audio 1996 Home Audio 2001 Mobile Video / Two-Way 2002 GPS/DIY Security and Conv. 2003 Satellite Radio 2004 SST System with 1 mile range 2006 11

Industry Recognized Product Innovation 49 Consumer Electronics Association Awards (including 5 for 2007) 12

Capitalize on growing market opportunities Expanding higher margin core business Continue to focus on product innovation Further penetrate distribution channels Pursue selective acquisitions Invest in business infrastructure to support future growth Our Growth Strategy 13

Grow Polk Audio "...innovative products have made Def Tech our best selling speakers. Give them one listen and we are sure you'll know why." --- Magnolia Home Theater - 2004 Continue Home Theater Momentum 14 Continue #1 supplier position at Circuit City, Tweeter, Fry's & others Continue historical trends in new product innovation and market leadership in "core" loudspeaker business. Continue expansion of custom installation products for home theater applications. Leverage Polk Audio brand strength with new "Polk Audio Designs" brand for wider distribution IPOD docks HD Radio products New ISONIC product Direct to consumer channel Continue to Expand Definitive Presence

DEIX's Compelling Value Proposition Capitalize on Satellite Radio Growth (In thousands) 15 Exclusive retail hardware partner for SIRIUS Grown SIRIUS retail market share from under 20% in Q4 2004 to over 65% Q4 2006 Handle outsource manufacturing, supply chain logistics, service, warranty, etc. for all US retailers (except Radio Shack) Accessories provide additional profitable opportunities 2004 1143 2005 3317 2006 6025 2007E 8000 SIRIUS Subscriber Growth

History of Success Opportunity Strong pipeline Fragmented markets Limited strategic buyer universe Reasonable valuations Leverage outsourced manufacturing Expand brand portfolio Access distribution channels Enter complementary product categories Rationale Pursue Selective Acquisitions 16

Our Financial Performance

Strong Track Record of Profitable Growth (in millions) 2004 183 2005 305 2006 438 Pro Forma Gross Margin Pro Forma EBITDA Margin 41% 22% 33% 18% Pro Forma Net Sales 2004 41 2005 56 2006 69 2004 13.2 2005 17 2006 27 Pro Forma EBITDA Pro Forma Net Income Pro Forma Net Income Margin 7% 6% 18 16% 30% 6%

First Quarter 2007 Results (in millions) S.R. S&E Q1 '06 36.3 39.2 Q1 '07 15.4 64.7 Gross Product Sales Q1 '06 10.6 Q1 '07 11.5 Pro Forma EBITDA 19 $75.5 $80.1 Gross Margin Q1 '06 0.31 Q1 '07 0.41

2006 Seasonality % of Sales % of Pro Forma Net Income Q1 0.17 0.13 Q2 0.18 0.11 Q3 0.17 0.17 Q4 0.48 0.58 2006 high Q4 seasonality was typical and was driven by satellite radio and security & convenience sales Q4 seasonality leverages our fixed cost and is anticipated again for 2007 20

Expanded EBITDA & Diversification 2003 34 2004 41 2005 56 2006 69 Pro Forma EBITDA 21 Capitalize on growing market opportunities CAGR of EBITDA 2003-2006 is 26% Strong EBITDA and cash flow from traditional high margin Security & Convenience Added home audio high margin businesses Definitive Technology (2004) and Polk Audio (2006), with sales CAGR in high single digits Added Satellite Radio in late 2004 to leverage our distribution network, provide entry to mass merchants such as Wal-Mart, and expand DEI accessory business

FY 2007 Guidance As of May 10, 2007 Sales in the range of $475 - $510 million 8%-16% increase over 2006 sales Gross sales in security & entertainment products to grow in the range of 40% - 46% Excluding Polk growth would be in mid-single digits Gross sales in satellite radio products to decline by 11% - 22% SIRIUS decreased subscriber growth from 2.7 million in 2006 to over 2 million in 2007 EBITDA to increase to $74 - $78 million Pro forma net income in the range of $0.95-$1.05 per diluted share Top-line growth in core business to be offset by declining satellite radio sales Negative impact of non-cash stock-based compensation expense, higher investments in infrastructure and provision for litigation expenses 22 As of July 6, 2007 Based on recent YTD retail sell-thru experience (thru and including Father's Day) in our Satellite Radio Business and our projections for the balance of the year, where lower priced Sirius receivers are composing a meaningfully larger percentage of our total satellite radio sales than in our original plan, we now anticipate a reduction in our SIRIUS revenues from prior year in the range of approximately 35- 40%. This change in guidance is driven principally by a mix shift to lower priced units and an approximate 15-20% reduction in planned unit volume. We plan to provide updated full year guidance to our sales and earnings at our Q2 Earnings Release on August 9th, 2007.

Balance Sheet (in millions) Cash and cash equivalents $12.2 $9.9 $14.1 Total Debt: Revolving Loan $5.2 $37.0 $20.0 Senior Loan 166.6 305.2 304.4 Total Debt $171.8 $342.2 $324.4 Total Shareholders' Equity $99.5 $124.4 $121.5 Total Capitalization $271.3 $466.6 $445.9 Covenant Debt/EBITDA* 3.08x 4.40x 4.38x Dec. 31, 06 Dec 31, 05 Mar. 31, 07 23 * Covenant requirement is 4.85 for 2007. Pro Forma EBITDA as of Mar. 31, 2007 is for TTM

EBITDA Margin Garmin 0.33 Lojack 0.19 DEIX 0.16 Harman 0.16 Audiovox 0.01 Sales CAGR DEIX 0.49 Garmin 0.46 Lojack 0.19 Audiovox 0.17 Harman 0.13 EBITDA Margin Garmin 25.4 Harman 24.7 Lojack 18.8 DEIX 8.9 Audiovox N/A Note: TTM figures for comparable companies are as of each company's most recent 10-K or 10-Q filing. Employee counts for comparable companies are as of each company's most recent 10-K filing. EBITDA defined as operating income plus depreciation and amortization. Figures for DEIX are from the 12/31/2006 10-K and 03/31/2007 10-Q. CY 2007 Consensus Price / Earnings as of June 25, 2007. Benchmarking to Comparables CY 2007 Consensus Price / Earnings TTM Pro Forma EBITDA Margin 4-Year Revenue CAGR (as of 2006) 24 TTM Revenue per Employee ($ in Thousands) LTM Rev / Employee DEIX 860 Audiovox 544 Garmin 408 Harman 311 Lojack 237 N/A

Profitable and growing flagship business Successful acquisition strategy - 4 executed in 2006 Expanding high margin home audio business Incremental sales contribution from satellite radio Investment Summary 25

The Brand Above